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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): September 7, 1999




                            WIND RIVER SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                 0-21342                  94-2873391
(State of jurisdiction)  (Commission File No.) (IRS Employer Identification No.)


                               500 Wind River Way
                                Alameda, CA 94501
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (510) 748-4100


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ITEM 5.    OTHER EVENTS

     On September 7, 1999, Wind River Systems, Inc. announced the hiring of Tom St. Dennis as its new Chief Executive Officer, effective September 20, 1999. A copy of the press release concerning the announcement is filed herewith as
Exhibit 99.1

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

Number                              Description
------                              -----------
99.1                                Press Release issued September 7, 1999

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Wind River Systems, Inc.




Dated:   September 13, 1999       /s/ Richard W. Kraber
                                  ------------------------------------------
                                  Richard W. Kraber
                                  Vice President and Chief Financial Officer





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                                  EXHIBIT INDEX


Number                      Description
------                      -----------
99.1                        Press Release issued September 7, 1999